Exhibit 10.28
SIXTH AMENDMENT TO INTEREST PURCHASE AND SALE AGREEMENT
     THIS SIXTH AMENDMENT TO INTEREST PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of this 12th day of September, 2010, by and among WSL Holdings IV, L.L.C., a Delaware limited liability company, Walton Acquisition Holdings IV, L.P., a Delaware limited partnership, SL Jupiter Holdings, L.L.C., a Delaware limited liability company, Mangrove Bay Investors, L.L.C., a Delaware limited liability company, Senior Lifestyle Contribution Company, L.L.C., a Delaware limited liability company, Senior Lifestyle CI—II, L.L.C., a Delaware limited liability company (collectively, “Sellers”), and Legacy Healthcare Properties Trust, Inc., a Maryland corporation (“Purchaser”), and joined in by Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership (“Walton Guarantor”), and Senior Lifestyle Management, L.L.C., a Delaware limited liability company (as “SLM Guarantor”), as Guarantors, as joined in by Legacy Healthcare Advisors, LLC, a Florida limited liability company (“Advisors”), as an Indemnifying Party.
WITNESSETH:
     WHEREAS, Sellers and Purchaser entered into that certain Interest Purchase and Sale Agreement dated as of April 27, 2010, as amended by that certain First Amendment to Interest Purchase and Sale Agreement dated as of May 27, 2010, as further amended by that certain Second Amendment to Interest Purchase and Sale Agreement dated as of June 2, 2010, as further amended by that certain Third Amendment to Interest Purchase and Sale Agreement dated as of July 9, 2010, as further amended by that certain Fourth Amendment to Interest Purchase and Sale Agreement dated as of July 29, 2010, and as further amended by that certain Fifth Amendment to Interest Purchase and Sale Agreement dated as of August 26, 2010 concerning the sale and purchase of ownership interests in various entities owned by Sellers, which agreement was joined into by Walton Guarantor and SLM Guarantor, as Guarantors, and joined into by Advisors, as an Indemnifying Party (such agreement as amended through the date hereof is hereinafter referred to as the “Agreement”); and
     WHEREAS, the parties desire to amend the Agreement in accordance with the terms of this Amendment; and
     WHEREAS, all capitalized terms utilized herein and not otherwise defined herein will have the same meaning as those terms have been given in the Agreement.
OPERATIVE PROVISIONS
     NOW, THEREFORE, in consideration of the foregoing recitations, the mutual promises of the parties set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend the Agreement in accordance with the following terms and conditions:

     1. Recitals. The above recitals are true and correct and are incorporated herein by this reference.
     2. Purchase Price. The definition of “Purchase Price” set forth in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Purchase Price” shall mean Two Hundred Forty Million Dollars ($240,000,000.00), subject to the adjustments, credits and prorations as provided herein.
     3. IPO Contingency. The last sentence of Section 4 of the Agreement is hereby deleted in its entirety and replaced as follows:
In the event that the IPO Contingency shall not be satisfied on or before September 30, 2010 or if the other Closing Contingencies set forth in this Section 4 have not been satisfied on or before the Closing Date (other than by reason of Purchaser’s failure to comply in all material respects with its obligations under this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Sellers, whereupon, provided Purchaser has not exercised the Second Extension Option, Purchaser shall be entitled to a return of the Deposit, less, if Purchaser has exercised the First Extension Option, the First Extension Payment, and thereafter Sellers and Purchaser shall have no further obligations or liabilities hereunder, except for those obligations or liabilities which expressly survive the termination of this Agreement.
     4. Closing Contingency. The last sentence of Section 5 of the Agreement is hereby deleted in its entirety and replaced as follows:
If the IPO Contingency has not been satisfied by Purchaser on or before September 30, 2010 or if the remaining conditions to Sellers obligation to close set forth in this Section 5 have not been satisfied as of the Closing Date (other than by reason of any Seller’s, Acquired Company’s, Tenant’s, Florida Tenant’s or Manager’s failure to comply in all material respects with any of its obligations under this Agreement), Sellers shall have the right to terminate this Agreement by notifying Purchaser in writing whereupon, provided Purchaser has not exercised the Second Extension Option, Purchaser shall be entitled to a return of the Deposit, less, if Purchaser has exercised the First Extension Option, the First Extension Payment, and thereafter Sellers and Purchaser shall have no further obligations or liabilities hereunder except for those obligations or liabilities which expressly survive the termination of this Agreement.
     5. Termination. Section 10.1(a) of the Agreement is hereby deleted in its entirety and replaced as follows:
(a)	By either Party if the IPO Contingency has not occurred on or before September 30, 2010;

     6. Incorporation of Terms. Each and all of the provisions of this Amendment are hereby incorporated into the Agreement, so that each and all of such provisions shall constitute a part of the Agreement. In the event of any conflict or inconsistency between the provisions of this Amendment, on the one hand, and the provisions of the Agreement, on the other hand, the provisions of this Amendment shall be controlling.
     7. Ratification. Except as specifically modified herein, each and all of the terms and conditions of the Agreement shall remain in full force and effect, unmodified in any way, and the parties hereby ratify and reaffirm each and all of the terms and provisions of the Agreement, as modified hereby.
     8. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Illinois.
     9. Counterparts. This Amendment may be executed in two or more counterparts, and may be transmitted upon execution by facsimile or other electronic transmission, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
(SIGNATURES APPEAR ON THE FOLLOWING PAGES)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.
SELLERS:
WSL HOLDINGS IV, L.L.C.,
a Delaware limited liability company

By:	Walton SL Investors IV, L.L.C.,
a Delaware limited liability company,
its Member

	By:	Walton Acquisition REOC Holdings IV, L.L.C.,
a Delaware limited liability company,
its Sole Member

		By:	Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership,
its Managing Member

			By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership,
its General Partner

				By:	WSC Managers IV, Inc.,
a Delaware corporation,
its General Partner

					By:	/s/ Howard J. Brody
Name: Howard J. Brody
Title: Vice President
(SIGNATURES CONTINUED ON FOLLOWING PAGES)

WALTON ACQUISITION HOLDINGS IV, LP,
a Delaware limited partnership

By:	Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership,
its General Partner

	By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership,
its General Partner

		By:	WSC Managers IV, Inc.,
a Delaware corporation,
its General Partner

			By:	/s/ Howard J. Brody
Name: Howard J. Brody
Title: Vice President
SL JUPITER HOLDINGS, L.L.C.,
a Delaware limited liability company

By:	/s/ Stephen J. Levy

	Name:	Stephen J. Levy

	Title:	Manager

MANGROVE BAY INVESTORS, L.L.C.,
a Delaware limited liability company

By:	/s/ William B. Kaplan

	Name:	William B. Kaplan

	Title:	Manager

SENIOR LIFESTYLE CONTRIBUTION COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ William B. Kaplan

	Name:	William B. Kaplan

	Title:	Member

(SIGNATURES CONTINUED ON FOLLOWING PAGES.)

SENIOR LIFESTYLE CI-II, L.L.C.,
a Delaware limited liability company

By:	/s/ Stephen J. Levy

	Name:	Stephen J. Levy

	Title:	Manager

PURCHASER:
LEGACY HEALTHCARE PROPERTIES
TRUST, INC.,
a Maryland corporation

By:	/s/ Phillip M. Anderson

	Name:	Phillip M. Anderson

	Title:	President/COO

JOINED IN SOLELY AS A GUARANTOR:
WALTON STREET REAL ESTATE FUND IV, L.P.,
a Delaware limited partnership

By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership,
its General Partner

	By:	WSC Managers IV, Inc.,
a Delaware corporation,
its General Partner

		By:	/s/ Howard J. Brody
Name: Howard J. Brody
Title: Vice President
(SIGNATURES CONTINUED ON FOLLOWING PAGES.)

GUARANTOR:
SENIOR LIFESTYLE MANAGEMENT, L.L.C.
a Delaware limited liability company

By:	/s/ Stephen J. Levy

	Name:	Stephen J. Levy

	Title:	Manager

JOINED IN SOLELY AS AN INDEMNIFYING PARTY:
LEGACY HEALTHCARE ADVISORS, LLC,
a Florida limited liability company

By:	/s/ Phillip M. Anderson

	Name:	Phillip M. Anderson

	Title:	President/COO